UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2011

Commission File Number 333-161795

FOREX INTERNATIONAL TRADING CORP.
(Exact name of small business issuer as specified in its charter)

Nevada	27-0603137
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3753 Howard Hughes Parkway
Suite 200, Las Vegas, NV 89169
(Address of principal executive offices)

888-333-8075
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 3.02	Unregistered Sales of Equity Securities.

On February 23, 2011, Forex International Trading Corp. (the “Company”) entered into a Securities Purchase Agreement with Forex New York City, LLC (“Forex NYC”), pursuant to which the Company acquired additional thirty percent (30%) of the issued and outstanding membership interest of Forex NYC (the “FNYC Interest”) on a fully diluted basis. In consideration for the additional FNYC Interest, the Company will issue and sold to Forex NYC 675,000 shares of common stock of the Company ( In December 2010, the Company originally acquired a 20% interest in the Forex NYC. Forex NYC is a limited liability company organized under the laws of the State of New York with headquarters located at One Grand Central Place. Forex NYC is a based Forex investment training facility

The shares of common stock of the Company were offered and sold by the Company in a securities purchase transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 (the “Securities Act”) and/or Rule 506 promulgated under the Securities Act.  Forex NYC is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act.

As an update to the Company’s previously announced Letter of Intent (“LOI”) with Nexus Capital Ltd. (“Nexus”), which the Company entered into with Nexus on February 7, 2011, which was reported by the Company on its Form 8-K and which was filed with the Securities and Exchange Commission on February 10, 2011, the Company is now working with Nexus management to potentially extend the term specified in the LOI.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited Financial Statements of Forex New York City, LLC for the year ended December 31, 2010 (to be filed by amendment)

(b)	Pro forma financial information.

Pro Forma Financial Statements of Forex New York City, LLC (to be filed by amendment)

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement by and between Forex International Trading Corp. and Forex New York City, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FOREX INTERNATIONAL TRADING CORP.

By:	/s/ Darren Dunckel
Name:	Darren Dunckel
CEO, President, CFO, Treasurer and Director

Date:	February 25, 2011
Las Vegas, Nevada

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